Exhibit 99.1
Delivering Value and Growth RGA 2011 Investor Day Reinsurance Group of America, Incorporated | Thursday, February 17, 2011 Reinsurance Group of America, Incorporated | Thursday, February 17, 2011

John Hayden Senior Vice President, Controller and Investor Relations

Safe Harbor This presentation contains forward-looking statements, including among other things, investment performance, statements relating to projections of the revenue or earnings, and future financial performance and growth potential of RGA and its subsidiaries. Important factors could cause actual results to differ materially from those implied by such statements including (1) adverse capital and credit market conditions and their impact on our liquidity, access to capital, and cost of capital, (2) the impairment of other financial institutions and its effect on our business, (3) requirements to post collateral or make payments due to declines in market value of assets subject to our collateral arrangements, (4) the fact that the determination of allowances and impairments taken on our investments is highly subjective, (5) adverse changes in mortality, morbidity, lapsation, or claims experience, (6) changes in our financial strength and credit ratings and the effect of such changes on our future results of operations and financial condition, (7) inadequate risk analysis and underwriting, (8) general economic conditions or a prolonged economic downturn affecting the demand for insurance and reinsurance in our current and planned markets, (9) the availability and cost of collateral necessary for regulatory reserves and capital, (10) market or economic conditions that adversely affect the value of our investment securities or result in the impairment of all or a portion of the value of certain of our investment securities, (11) market or economic conditions that adversely affect our ability to make timely sales of investment securities, (12) risks inherent in our risk management and investment strategy, including changes in investment portfolio yields due to interest rate or credit quality changes, (13) fluctuations in U.S. or foreign currency exchange rates, interest rates, or securities and real estate markets, (14) adverse litigation or arbitration results, (15) the adequacy of reserves, resources, and accurate information relating to settlements, awards, and terminated and discontinued lines of business, (16) the stability of and actions by governments and economies in the markets in which we operate, (17) competitive factors and competitors' responses to our initiatives, (18) the success of our clients, (19) successful execution of our entry into new markets, (20) successful development and introduction of new products and distribution opportunities, (21) our ability to successfully integrate and operate reinsurance business that we acquire, (22) regulatory action that may be taken by state Departments of Insurance with respect to us, (23) our dependence on third parties, including those insurance companies and reinsurers to which we cede some reinsurance, third-party investment managers, and others, (24) the threat of natural disasters, catastrophes, terrorist attacks, epidemics, or pandemics anywhere in the world where we or our clients do business, (25) changes in laws, regulations, and accounting standards applicable to us, our subsidiaries, or our business, (26) the effect of our status as an insurance holding company and regulatory restrictions on our ability to pay principal and interest on our debt obligations, and (27) other risks and uncertainties described in this presentation and in our other filings with the SEC, including the "Risk Factors" set forth in Item 1A of our most recent Form 10-K. Any forward-looking statements speak only as of the date hereof. We do not undertake any obligations to update these forward-looking statements, even though our situation may change in the future. 3

Capital Allocation Effective in 1Q 2006, the Company changed its capital allocation methodology from a regulatory-based approach to an economic-based approach. To enhance comparability, all prior period segment results in this presentation have been adjusted to reflect the new methodology. This change in capital allocation does not affect the Company's reported consolidated financial results. 4 RGA uses a non-GAAP financial measure called "operating income" as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA's management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company's continuing operations because that measure excludes the effect of net realized capital gains and losses, changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items tend to be highly variable primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of our underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, which management believes is not indicative of the company's ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. Additionally, the Company evaluates its stockholder equity position excluding the impact of "Other Comprehensive Income". This is also considered a non-GAAP measure. The Company believes it is important to evaluate its stockholders' equity position to exclude the effect of Other Comprehensive Income since the net unrealized gains or losses included in Other Comprehensive Income primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period. Reconciliations of non-GAAP measures to the nearest GAAP measures are provided at the end of this presentation. Non-GAAP Measures

Agenda Delivering value and growth Overview A. Greig Woodring, President, Chief Executive Officer, and Director Finance Jack Lay, Senior Executive Vice President and Chief Financial Officer Investments Dave Fischer, Senior Vice President and Chief Investment Officer U.S. Mortality Business Mike Stein, Executive Vice President and Chief Risk Officer Product Diversification Paul Schuster, Senior Executive Vice President, Global Group, Health & Long-Term Care, and Global Financial Solutions Group Reinsurance Mike Emerson, Executive Vice President, U.S. Group Reinsurance Other Growth Opportunities Gary Comerford, Executive Vice President and Chief Marketing Officer Q&A Delivering Value Delivering Growth 15-Minute Break

A. Greig Woodring President and Chief Executive Officer

RGA 2011 Investor Day Delivering Value and Growth Financial Management Refinement, Deployment of Capital Management Team Strong Operations with History of Success Looking Forward Abundant Opportunities 7

Operating Return on Equity 2006...13% 2007...14% 2008...14% 2009...13% 2010...13% Operating Income ($ in millions) Operating Income Per Share *See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Operating ROE is computed excluding accumulated other comprehensive income, using quarterly average for equity amounts. 4-Year CAGR 10% 4-Year CAGR 15% Consolidated Operating Income* 8 Delivering value and growth

($ in millions) 4-year CAGR 11% 2010 includes $301 million of premiums related to the acquisition of ReliaStar Life Insurance Company's group life and health reinsurance business Consolidated Net Premiums Consistent growth

10-year CAGR 11.7% *Book value excludes other comprehensive income. See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Book Value Per Share* 10-Year Trend Continuous increase in value Trading Value 1.9 1.6 1.2 1.4 1.6 1.4 1.4 1.2 1.0 1.0 1.0 Multiple

Market Size & Shares - Individual & Group Contestable new and total cessions to 12/31/2010 Estimated individual new reinsurance premium = $2.3 billion Estimated group total reinsurance premium = $4.1 billion Source: 2009 NMG Consulting Reinsurance Study 11 Numbers exclude the markets of Germany, Latin America, and the Middle East Munich Re and RGA have the leading share of individual new cessions, materially ahead of Swiss Re Including the U.S., group reinsurance is more concentrated than individual Group Total (Contestable)

Business Capability Index Key Decision Makers - Global 12 A global leader Source: 2009 NMG Consulting Reinsurance Study Asia, A&NZ, Canada, Europe, SA, UK&I and USA RGA's significant differential to sample average positioning AND to second- place indicative of positive momentum and likely lift in future shares/penetration.

Opportunities for the Life Reinsurance Industry Increased capital requirements Consolidation in the primary life insurance industry Pressure felt by life insurers to improve ROEs and to grow revenues Continually improving mortality Focused on opportunities

Challenges for the Reinsurance Industry Decreasing U.S. cession rates Changing regulatory environment Increasing capital requirements likely Low interest rates Consolidation in the primary life insurance industry Accounting changes Capitalizing on a changing market

RGA in Transition Becoming a net producer of capital Diversification Combination of high-growth businesses and mature businesses Concerns regarding investment portfolio have largely abated; interest-rate scenarios include both inflation and deflation Abundant opportunities

A. Greig Woodring President and Chief Executive Officer

Jack B. Lay Senior Executive Vice President and Chief Financial Officer

18 18 Overview

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10-Year CAGR 16.8% Net Premiums Consistent growth

10-Year CAGR 14.7% Operating Income* * See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

10-Year CAGR 10.2% Operating Income per Share* * See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

Operating Return on Equity* * Operating ROE is computed excluding accumulated other comprehensive income, using quarterly average for equity amounts. See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Strong returns

Premium growth expected to continue The rate of that growth may be affected by transaction structure (relative level of risk transfer) ROE should continue at current levels, and could show improvement if investment yields increase BV/share (X-AOCI) should continue to show consistent growth RGA continues to be among the elite class of global life reinsurers Continuing Expectations Delivering value and growth

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($ in millions) $850 million Timberlake Notes/collateral finance facility not included in figures above. Hybrid to Total Capital Total Capitalization Levels (Excluding Other Comprehensive Income) Senior Long-term Debt to Total Capital 70% 50% 40% 30% 20% 10% 0% 60% 8.7% 16.3% $5,509 $4,944 $4,242 $3,748 $3,246 $3,039

Annual earnings generally provide enough capital to support the business Current estimate of excess capital is $500-$600 million Evaluating opportunities to refine our capital base by $300 - $350 million Options include: Retirement of PIERs units Common share repurchase To the extent a relatively large acquisition opportunity arises, we are confident we could finance it appropriately at that time Management will continue to consider other opportunities to refine the capital base Current Capital Management

Would remove securities that convert into 5.6 million shares of common stock 1.8 million shares currently in average shares outstanding calculation at $59 stock price Additional shares added to average share count outstanding as share price increases Annual effect would be to increase EPS by $0.17 Would add approximately 40 bps to ROE annually We would expect to buy back up to 5.6 million shares to mitigate dilution Would remove $13 million of annual debt service Would eliminate securities that are inefficient from a rating standpoint Would reduce equity by approximately $200 million Security is currently expensive given 5.75% coupon and dilutive impact Advantages of PIERs Retirement

RGA is committed to maintaining an efficient capital base, balanced to meet business needs and provide attractive returns Capital generated by the businesses roughly matches capital requirements Target capital buffer of approximately $300 million Strong focus on ROE as a driver of enterprise value Capital Management Going Forward

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$200 million December 2011 senior notes RGA's approach to managing leverage Funding at the holding company Liquidity

Description Amount 6.75% Senior Notes due December 2011 $200 6.75% Junior Subordinated Debentures due 2065 (interest rate step up in December 2015) $320 5.625% Senior Notes due March 2017 6.45% Senior Notes due November 2019 $300 $400 Total Debt $1,220 5.75% Preferred Securities due 2051 $225 Schedule of Debt Maturities (in $ millions)

Notes due in December, and carry a coupon of 6.75% We may refinance with similar term debt in advance of maturity We continue to have a backstop $750 million line of credit with considerable remaining capacity $200 Million December 2011 Senior Notes

Debt is viewed as a permanent component of capitalization Maturities are laddered to provide flexibility Leverage is controlled to ensure overall capitalization fits risk profile of the business, rating requirements, etc. RGA's Approach to Managing Leverage

Target level of liquidity is approximately $300 million Liquidity has historically come from securities offerings Moderation of historical growth levels diminishes the need to infuse significant amounts of capital into subsidiaries Funding at the Holding Company

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Typically grouped with direct insurers How does RGA differ? Very low equity sensitivity Relatively low asset leverage Primarily a mortality investment Mortality rates much more predictable than interest rates Relatively high ROE Well-diversified, with exposure to virtually all of the world's life insurance markets Experienced management team with a proven track record Consistent long-term stream of earnings RGA Differentiation Delivering value and growth

Jack B. Lay Senior Executive Vice President and Chief Financial Officer

David Fischer Senior Vice President and Chief Investment Officer

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RGA Investments Mission Create optimal portfolios: Designed for liability matching and return goals Tailored for the market environment Meeting all constraints Balance needs for: Growing investment income Achieving total return objectives Ensuring balance sheet safety

We are predominately a credit investor: Corporate Government Commercial Real Estate Residential Real Estate Consumer Investment yields appropriate for the business Meet balance sheet safety objectives RGA Investments RGA Investments

Investment Policies Risk budgets Diversification requirements and limits Interest rate and currency matching Culture Credit-capital, cash flow, collateral, character Monitor portfolio on total return basis Is there "Margin of Safety"? Risk Management Principles

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New Deal Liability cash flows Asset classes Expected returns Risk analysis Feedback loop for pricing expected returns Risk budgets & limits Invest in asset classes Asset Liability Management (ALM) Strategic Asset Allocation (SAA) Investment Policy Statement (IPS) Process at RGA

Update Business Segment SAA, IPS Time Passes Business Segment Grouped liabilities Constraints Risk Regulation Target portfolio Tactical ranges Relative value process IPS limits actual to target SAA Combined Business Segment SAA Portfolio React to Market, Investment Tactics Business Segment Actual Portfolio Deal SAA Portfolio ALM, SAA, IPS Process at RGA

Consolidated Portfolio Business Segment Actual Portfolios RGA Consolidated Portfolio Monitors Consolidated Risk Risk budgets 1) Diversification & limits Asset class Quality Per issuer 2) Interest rate risk VAR ^ 0 3) Currency risk VAR ^ 0 4) Credit risk VAR = credit risk economic capital appetite +/- 5) Liquidity minimums U.S. Mortality U.S. Financial Solutions Canada Europe South Africa Asia Pacific Corporate Consolidated Investment Policy Statement ALM, SAA, IPS Process at RGA

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Note: Includes Asset-Intensive Funds Withheld assets Excludes Policy Loans & Other Funds Withheld assets Allocation by Asset Class

* Includes Derivatives & Mutual Funds Allocation by Rating

Note: Includes Asset-Intensive Funds Withheld assets Excludes Policy Loans & Other Funds Withheld assets Asset Allocation by Currency

Note: Includes Asset-Intensive Funds Withheld assets Excludes Policy Loans & Other Funds Withheld assets Allocation by Type of Credit Risk

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RGA Earned Yield History & Projections

Exposure to Europe & Periphery

Government Bond Summary

Commercial Real Estate Summary

$886 million balance outstanding as of December 31, 2010 * Debt Service Coverage Ratio Excludes Asset-Intensive Funds Withheld CMLs Commercial Real Estate - Direct Commercial Loan Portfolio

Commercial Real Estate - CMBS Note: Totals include directly held investments with book value of $1,353.3 million and fair value of $1,337.8 million as well as investments in funds withheld with book value of $481.3 million and fair value of $480.4 million.

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"Steepest curve in history" Fed is easy (QE2) Enabling banks to heal Enticing borrowers to borrow, investors to take risk Fed is worried about deflation Others worried about bubbles, inflation Source: Data Insight Macro Environment Outlook

CMBS most attractive bond asset class in January 2011 Corporate bonds also attractive due to strong balance sheets RGA looks to increase to private corporates by $150 million Sources: Barclays, Bloomberg Asset Class Outlook

Jobs are key to absorbing vacancies Vacancies forecasted to improve in 2011 by 2 - 3% Existing inventory levels at historic lows Class "A" lending getting competitive at 4.75 - 5.5% CMBS market restarting RGA looks to grow CML portfolio by $200 million Commercial Real Estate Outlook

Note: Includes Asset-Intensive Funds Withheld assets Excludes Policy Loans & Other Funds Withheld assets RGA YE 2010 and Projected YE 2011 Asset Allocation

David Fischer Senior Vice President and Chief Investment Officer

Mike Stein Executive Vice President and Chief Risk Officer

Financial Results Current Market Conditions RGA's Differentiator Mortality Research Underwriting Expertise Overview: U.S. Mortality Business Recognized leader with superior expertise

U.S. Mortality Business: Pre-tax Operating Income* and Revenues Steady operating income and revenues * See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Pre-tax Operating Income ($ Millions) Pre-tax Operating Income Revenue

U.S. Mortality Business: Returns on Economic Capital Consistent returns * See "Reconciliations of Non-GAAP Measures" at the end of this presentation.

U.S. Mortality Business: Pre-tax Operating Income* Quarterly Volatility Expect some quarterly volatility * See "Reconciliations of Non-GAAP Measures" at the end of this presentation. Pre-tax Operating Income ($ Millions) ? Pre-tax Operating Income

U.S. Mortality Business: In-force Distribution as of December 31, 2010 Coinsurance peaks between 2002 and 2004 issues

U.S. Mortality Business: In-force Distribution as of December 31, 2010 Older-age YRT peaks in 2005 and 2006

U.S. Mortality Business: Premiums Moderating growth in premiums

U.S. Mortality Business: Net Amount at Risk In Force Moderating growth in total risk in force

U.S. Individual Life Reinsurance Market Life cession rates continue to decline in U.S. Source: SOA/Munich Re Survey Available at http://www.soa.org/library/newsletters/reinsurance-section-news/2010/july/rsn-2010-iss68.pdf

U.S. Mortality Business: Market Position Increasing market share offset declining cession rates Source: SOA/Munich Re Survey Available at http://www.soa.org/library/newsletters/reinsurance-section-news/2010/july/rsn-2010-iss68.pdf

RGA voted 'Best Overall Reinsurer' in each survey since 2005 Indicators of Success: U.S. Flaspohler Cedant Survey Results

RGA has the highest NPS, +45.6, overall Among RGA target list, RGA has NPS of +60.3 NPS measures 'How Likely to Recommend' on scale of 0 to 10 Promoters (9, 10) minus Detractors (0 to 6) as a percentage In B2B, any NPS of 40 plus is exceptional and wins international awards Indicators of Success: U.S. Net Promoter Score(r) Continue to strengthen our reputation for excellence Source: Flaspohler 45.6 19.3 15.2 2.0 0 - 0.5 - 18.8 -20.0 - 31.9 - 34.1 -36.0 - 38.1 - 57.6 RGA A B C D E F G H I J K L

RGA Internal Experience Study 83.7 million policy-years exposed $5.1 trillion reinsured face amount exposure Provides primary support for developing RGA's pricing assumptions Research Examples Unparalleled mortality experience, expertise

SOA/RGA Post-Level Period Term Project Multi-company experience study sponsored by Society of Actuaries Research Examples Optimize valuation, modeling of term products

Research Examples Leading research to improve mortality assumptions Prescription Drug Databases Comprehensive analysis of mortality results based on prescription drug history Published in The Journal of The Academy of Life Underwriting

Industry leader: More than 100,000 facultative cases reviewed in the U.S. each of the past four years Highly valued: Clients report RGA provides consistent, competitive offers Outstanding time service: 95%+ cases responded to within 24 hours Solid, individual life capacity: Provides clients over $50 million individual life capacity (with retrocession support); internal retention set at $8 million per life Best-practice innovation: Industry-standard Facultative Application Console (FAC) allows clients to submit cases electronically to all reinsurers Underwriting support: Supplemental Underwriting Programs (SUP) solve clients' underwriting overflow by providing resources to support heavy workloads Technical leadership: AURA technology-based rules engine (ASAP) allows clients to link to RGA underwriting rules for immediate decisions Shared knowledge: Webcasts provide current underwriting and medical insights, highlighting emerging trends in the industry Facultative Leadership Number-one facultative reinsurer

Steady returns and operating income Limited premium growth, but attractive returns on new business Market leadership built on brand loyalty and customer satisfaction Summary Delivering value

Mike Stein Executive Vice President and Chief Risk Officer

Paul Schuster Senior Executive Vice President, Global Group, Health, Long-Term Care, and Global Financial Solutions

A History of Growth and Diversification 1973 - First reinsurance treaty entered into through General American Life 1992 - Leadership position enables RGA to expand into Canada 1994 - International expansion continues with Spanish office opening We have since: Expanded our global reach Expanded our product offerings Built management team and technical expertise around our business segments 2003 - Allianz Re acquisition 2009 - ING Re acquisition 2010 - RGA conducting business in more than 65 countries A timeline of deliberate growth

Diversification Method Deliberate focus on mortality allowed RGA to achieve dominant position in U.S. Life Reinsurance Established a solid foundation and proven track record of organic growth Systematic growth through selective product additions enabled diversification Consistent increases in market share Continued premium growth Enhancing shareholder value Now using our strong relationships and track record on the traditional side to support our clients around the world in meeting their requirements for capital efficiency and new product ideas, and meeting their overall needs more broadly 87 Strong operation with history of success

Building the foundation in the U.S. Geographic Diversification Product Diversification The U.S. provided the foundation 1973 General American launches life reinsuranc e operation 1978 Fac u/w department established 1980 Premiums exceed $1 million 1988 Expansion into special risk and financial reinsuranc e 1989 First relationships with life insurers in Canada 1990 Ranked #2 life reinsurer in the U.S. 1992 Launched RGA Life Reinsurance Co. of Canada 2002 Int'l Division established to oversee AP and ESA 1998 1st Japanese financial reinsuranc e transaction 2003 Acquisition of Allianz Re 2001 U.S .- 1st asset- intensive transaction 2006 Variable annuities in the U.S. 1994-2011 Geographic diversification continues 2010 Longevity in Canada 2009 ING Re acquired 2008 1st UK longevity transaction

Consistent Growth in the U.S. 89 Source: SOA/Munich Re Annual Reinsurance Survey Recurring U.S. Ordinary Reinsurance Amounts (Net of Acquisitions) Strong focus and market dominance

U.S. - Continued Growth through Diversification Calendar Year Product US Division Net Premiums $ million 2000 First XXX Term life surplus relief 1,039 2001 AURA, FAC Console First annuity asset-intensive transaction 1,223 2002 Coinsurance of indexed annuities 1,400 2003 RGA completed the acquisition of Allianz Re 2,434 2006 Variable annuities 2,654 2007 LTC 2,875 Increased revenue with balanced product offering Source: RGA Annual Report

Continued Success - U.S. Mortality Active Facultative and other underwriting initiatives Extremely active "exploration" Product development U.S. middle class Direct discussions with agents (Voice of the Customer project) Use of RGA's mortality data Group & Health Acquired ING Re Group, Accident, LTD and Health in 2009 LTC in 2010 Nearly a dozen clients Nearly $120 million of premium Margins in excess of 10% Global Financial Solutions GFS assets ("fund balance") for asset-intensive have grown from $1 billion in 2000 to approximately $9 billion at year-end 2010 2010 Market Share Individual = 23% Group = 16% Stable income continues to support diversification

Building the foundation in the U.S. Geographic Diversification Product Diversification Canada - diversification enabled by strong foundation 1973 General American launches life reinsuranc e operation 1978 Fac u/w department established 1980 Premiums exceed $1 million 1988 Expansion into special risk and financial reinsuranc e 1989 First relationships with life insurers in Canada 1990 Ranked #2 life reinsurer in the U.S. 1992 Launched RGA Life Reinsurance Co. of Canada 2002 Int'l Division established to oversee AP and ESA 1998 1st Japanese Financial reinsuranc e transaction 2003 Acquisition of Allianz Re 2001 U.S. - 1st asset intensive transaction 2006 Variable annuities in the U.S. 1994-2011 Geographic diversification continues 2010 Longevity in Canada 2009 ING Re Acquired 2008 1st UK longevity transaction

93 A story of continuous growth and diversification In 2004, nearly 100% of in-force premiums were associated with conventional risks By 2011, this had decreased to approximately 65% Exceptional growth based on Product and service diversification Strength of relationships Local servicing of Canadian multi-nationals began Our First International Office: Canada - An Amazing Success Story Calendar Year Product Introduced Total Segment Premiums $ CDN millions 2000 Creditor 261.4 2004 Group 329.2 2007 Living Benefits (CI) 522.6 2010 Longevity 835.2 2011 DI and LTC n/a Continued growth through product diversification

Continued Success - Canada Creditor $151 million premium from Barbados $44.2 million premium from risk taken within Canada Have a leading share of the creditor business within Canada Group $27.5 million premium Living Benefits $1.34 billion in face amount in 2010 33% market share of new business Mostly on YRT basis Longevity The only reinsurer to complete a longevity transaction in Canada, to our knowledge Continued growth through product diversification

Building the foundation in the U.S. Geographic Diversification Product Diversification International expansion 1973 General American launches life reinsuranc e operation 1978 Fac u/w department established 1980 Premiums exceed $1 million 1988 Expansion into special risk and financial reinsuranc e 1989 First relationships with life insurers in Canada 1990 Ranked #2 life reinsurer in the U.S. 1992 Launched RGA Life Reinsurance Co. of Canada 2002 Int'l Division established to oversee AP and ESA 1998 Formation of Longer Life Foundation 2003 Acquisition of Allianz Re 2001 U.S .- 1st asset- intensive transaction 2006 Variable annuities in the U.S. 1994-2011 Geographic diversification continues 2010 Longevity in Canada 2009 ING Re Acquired 2008 1st UK longevity transaction

International Expansion Geographic diversification continues 17 offices opened since 1994 Building on foundation of value 2005 - International Division exceeded $1 billion in revenue Largest reinsurer of High Net Worth business in Asia "Australia and New Zealand Reinsurer of the Year" (ANZ Insurance Industry Awards) Positioned for Growth Longevity in the U.K. Additional opportunities in Financial Solutions Developing Takaful products Opportunities in Health and Group Abundant opportunities

Experienced Executive Management Team Name Position Years in Industry Experience with RGA A. Greig Woodring President, Chief Executive Officer, and Director 36 31 Jack B. Lay Senior E.V.P. and Chief Financial Officer 19 16 Paul A. Schuster Senior E.V.P., Global Group, Health & LTC, Global Financial Solutions 34 19 Graham S. Watson Senior E.V.P., Head of Global Mortality Markets 40 14 Brendan J. Galligan E.V.P., Head of Business Development, Global Markets 32 19 Todd Larson E.V.P., Corporate Finance and Treasurer 16 15 John P. Laughlin E.V.P., Global Financial Solutions 26 15 Joni Wood Lehman E.V.P., Operations Development 35 9 Robert M. Musen E.V.P., Chief of Staff 34 10 Alain P. Neemeh President and CEO, RGA Canada 13 13 Paul Nitsou E.V.P., Major Accounts 25 14 Michael S. Stein E.V.P., Chief Risk Officer 29 12 Anna Manning E.V.P., Head of U.S. Markets 30 4 Allan E. O'Bryant E.V.P., Head of International Markets 21 1 Scott Cochran E.V.P., Global Acquisitions and Global Financial Solutions 17 6 Gary M. Comerford E.V.P., Chief Marketing Officer 34 2 David Boettcher E.V.P. and C.O.O., Global Financial Solutions 30 13 Michael L. Emerson E.V.P., Group Reinsurance 26 1 David C. Fischer S.V.P., Chief Investment Officer 22 7 Mark Showers S.V.P., Chief Information Officer 27 2 John Hayden S.V.P., Controller and Investor Relations 15 11

We have an ideal mix of business and are committed to further strategic growth and diversification. The Future...

Paul Schuster Senior Executive Vice President, Global Group, Health, Long-Term Care, and Global Financial Solutions

Mike Emerson Executive Vice President, U.S. Group Reinsurance

101 Group Business Size of the Group Market Insurance Reinsurance Group Business at RGA Business Model Overview

Group Business Overview Group insurance typically includes Employment benefits - employee groups sponsored by their employers (the focus of this presentation) Association plans - employee or professional groups sponsored by their union or professional group or coverage attached to use of a credit card Creditor group insurance covering the loan or loan payments Usually 1-year contracts Treaties not usually split between reinsurers

Size of Group Life and Disability Direct Market Group Insurance Premiums Global growth Australia Canada UK South Africa Spain U.S. Source: Multiple RGA sources and data

Size of Group Life and Disability Direct Market Group Insurance Annual Growth Rates 104

Estimated group Total reinsurance premium = $4.1 billion Estimated group Total reinsurance premium = $4.1 billion Source: NMG Financial Services Consulting * Includes Creditor in Canada and Europe Size of the Group Life and Disability Reinsurance Market - Distribution of Premium* Competitors Markets

106 106 Source: RGA ? Acquired ING Business RGA Group Business Global Earned Premium Volume Consistent Growth

RGA Group Business 2010 - Earned Premium 107 International coverage growing

108 Risk sharing Reduce volatility Uncomfortable with risk Manage concentrations of risk Protect surplus Support growth Capital relief Price Value-added services... Industry Business Model: Why Direct Writers Reinsure

Market Research Industry Surveys, Client-Driven Market Research, RGA Market View Claims Advisory Services ROSE(r) and ROSEBUD(r) Claims Management Services, ROSE(r) Seminar, Continuing Education Seminars, Claims Benchmarking Survey, Claim Leaders Forum Actuarial and Risk Management Rater Development, Retention Analysis, Risk Concentration Reviews, Data Mapping, Catastrophe Modelling, Risk Management Consultations Underwriting and Product Development Underwriting Consultation, Facultative Support, Wingman On-line Quoting Platform, Product Development Consulting RGA's portfolio of value-added services differentiates us in the market ... 109

Value-Added Services .... and makes RGA and its clients better risk managers

Operational Risk Management Committee Scorecard Results Dedicated Risk Management Staff Income Statement by Contract (ISBC) Administrative System (Raptor) SOX Use of Retrocession Concentration of Risk Standards Catastrophe Modeling Security Committee Broker, Ceding Company, and Retro Standards Client Audits Rules of Engagement Joint Underwriting Structure New Business & Renewal Checklists Value Added Services Underwriting Management & Product Design Outside Party Risk (Brokers, Cedants, Retros) Financial Management Exposure Management Oversight & Governance Data Protection/Privacy (GLB/HIPAA) OFAC Compliance Regulation of Reinsurance Transactions Compliance We've made significant investments in risk management ... 111

....and built an IT infrastructure which is state-of-the-art and scalable Custom-built Administrative System (RAPTOR) introduced in 2006, allowing 19 applications to be retired Fully integrated treaty management, premium processing, claims and rates administration in a single platform Robust reporting platform allows for effective financial reporting and performance analysis Many rating systems calculate rates (Access and other platforms) ROSEBUD(r) (Access) Document Imaging (Sharepoint KnowledgeLake) Intranet /Internet/ Extranet Wingman (.NET) Reporting (Business Objects and Crystal Reports) RAPTOR Administration System (eWAM / Oracle) 112

RGA Synergies Combined staff with RGA Canada to better serve Canadian group marketplace Cross marketing with U.S. Mortality business Sourcing deals and jointly working with Financial Solutions division in group marketplace Potential to leverage state-of-the- art group administrative platform and group reinsurance expertise throughout RGA Potential to expand value-added services, such as ROSE and ROSEBUD, in other markets ING Separation The reinsurance business successfully retained its staff through the divestiture process Employees, clients and brokers have embraced RGA's acquisition of the business Separation from ING infrastructure is complete Approximately 80% of ING business has already been novated to RGA Business Model Update on ING Acquisition 113

114 Outlook in U.S. - cautiously optimistic. Job growth, health care reform and entrance to new markets all may create opportunities Growth in Australia market continues to be good, but competition among reinsurers is intense Combined strength of RGA Canada and former ING Reinsurance makes for stronger offering to the Canadian market and may improve market share Current market share in other international offices is not significant, creating opportunities for growth Business Model Future Opportunities

Mike Emerson Executive Vice President, U.S. Group Reinsurance

Gary Comerford Executive Vice President and Chief Marketing Officer

U.S. Canada U.K. Australia Japan South Africa Mexico Spain Hong Kong Malaysia Taiwan Total Net Premiums 2001 = $1.7 billion Geographic Expansion Where we were in 2001...

118 U.S. Canada U.K. Australia Japan South Africa Mexico Spain Hong Kong Malaysia Taiwan India South Korea China Poland France Germany Italy Netherlands Middle East Total Net Premiums 2010 = $6.7 billion 10-year CAGR = 16.8% ....and where we are today:

Offices strategically positioned Delivering Growth Geographically well-positioned for growth Opportunities exist for product line extension RGA's focus is on identification of superior opportunities Managing execution risk is an essential part of our future growth

Able to capitalize on superior opportunities Positioning RGA for Future Growth Investigate thoroughly to understand: Population trends Environmental factors - regulatory, political, economic Competition Client needs - products, risks, and markets Long-term premium opportunities by product Follow our multinational clients Central support for new greenfields Deploy local expertise to seize local opportunities

Growth opportunities in all markets RGA's Global Presence U.S., Canada and International Contribution to 2010 Net Premiums

Growth opportunities in all markets RGA's Global Presence Established International Markets, outside U.S. and Canada Account for 99% of RGA's International net premiums Consistent growth; continuing to seek out new opportunities Provide geographic positioning Emerging International Markets Investing; building local expertise

* Net Premium growth rates incorporate actual currency fluctuations ** Reflects acquisition Opportunity to expand market reach in all markets Geographic Growth Major Markets (Outside U.S. and Canada)

* Local presence established in 2010, license pending **2009 NP = $ 0.2 million USD Accounted for just 1% of total net premium in 2010 Geographic Growth Emerging Markets

Consistent feedback from key decision makers, underwriters, claims managers and group managers. Consistent feedback from key decision makers, underwriters, claims managers and group managers Delivering results through breadth and depth of relationships Indicators of Success - NMG BCI Business Capability Index (All respondents - 2009) Asia, A&NZ, Canada, Europe, SA, UK&I and USA

Product development support essential Growth through Product Line Extension RGA's strengths Underwriting expertise Actuarial skills Risk management capabilities Product development Global knowledge Client needs Market trends Opportunities for product growth exist where there is a match between:

Examples of Product Line Extension Market Product Year Spain Supported development of 1st Preferred Term product in Spanish market 2001 Korea Introduced 1st Critical Illness product in Korean market 2002 U.K. Developed industry-leading underwriting process and manual for impaired annuities 2008 India Simplified underwriting, Internet issue, e-underwriting solution 2011 We deliver new product and process efficiencies

Product Line Current Markets Growth Opportunities Overall Growth Assessment Mortality All RGA markets India Middle East China Higher in emerging markets Group U.S., Canada, Spain, S. Africa, Australia Canada, France, Korea, Japan, China Medium - Focus on growing current markets, evaluating opportunities Health U.S. Mexico Canada S. Korea Middle East Supporting Life business Health U.S. Mexico Canada S. Korea China India Show large and long-term opportunity LTC U.S. France Evaluating other markets TBD Global Financial Solutions U.S., Canada, U.K., Japan, Australia All Markets Significant Taking advantage of the "right" opportunities Global Product Growth Prospects

Leveraging global experience and expertise We Deliver Exceptional Services Facultative Underwriting Significant, continuing growth E-underwriting programs Leadership position in underwriting driving our desire and ability to deliver technology solutions Product Development Extensive world-wide data base; knowledge base Global infrastructure for leveraging ideas Sophisticated modeling capabilities Enhance our clients' product development initiatives

India has the potential to be a $100 million market for RGA in 3 years China will dominate the reinsurance world 6th largest life market by premium in 2010* Annual market growth consistently exceeds 30% Foreign insurers' share steady at 5%** # of life policyholders with foreign insurers expected to double from 2009 to 2013** In 2011 RGA will formally apply for its reinsurance license Selective and deliberate growth * www.dowjones.com, June25, 2010 ** PwC 2010 Survey of Foreign Insurers in China Looking Forward India and China are Important Future Markets for RGA

Middle East Sept. 2010 - opened local office More people than the U.S. and Canada combined, in a financially prosperous region Latin America Exploring and evaluating the possibilities Emerging middle class Est. 57 million in Brazil Est. 45 million in Mexico Selective and deliberate growth Looking Forward

Deliberate, methodical and measured growth Measured Growth, Managed Risk People Local Management Local leadership is the critical element Local Expertise Business Development Underwriters Actuaries Rigorous oversight through command and control structure Processes Local Mandates Defined and documented Measured growth Ensures delivery of planned results Enables identification of further opportunities for growth Technology Centralized IT infrastructure Formalized IT processes and risk management Must support global oversight and local management

Global direction, local execution Global Experience Proven track record Consistent growth Seasoned management team Entrepreneurial spirit

"The people who get on in the world are the people who get up and look for the circumstances they want and if they can't find them, make them" - George Bernard Shaw RGA's theme for 2011: "We Deliver..."

Gary Comerford Executive Vice President and Chief Marketing Officer

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Reconciliation of Non-GAAP Measures

Delivering Value and Growth RGA 2011 Investor Day Q&A Reinsurance Group of America, Incorporated | Thursday, February 17, 2011 Reinsurance Group of America, Incorporated | Thursday, February 17, 2011